LIFETIME ACHIEVEMENT FUND, INC.
                            SUPPLEMENT TO PROSPECTUS
                    AND STATEMENT OF ADDITIONAL INFORMATION

                                 March 24, 2003

This Supplement to Prospectus and Statement of Additional Information amends the current prospectus and statement of additional information of the Lifetime Achievement Fund, Inc. as of the date indicated above.

Effective March 3, 2003 the Fund appointed UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, as the Fund's fund accountant and administrator. On the same day, the Fund also appointed UMB Bank, N.A., 1010 Grand Avenue, Kansas City, Missouri 64141 as the Fund's custodian. Effective March 17, 2003, the Fund appointed UMB Fund Services, Inc. as the Fund's transfer agent. These appointments were made under various agreements covering an array of services previously provided by Ivy Mackenzie Services Corp. and Brown Brothers Harriman and Company, the Fund's previous transfer agent, administrator, fund accountant, and custodian, respectively.